UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 21, 2026

BAIN CAPITAL SPECIALTY FINANCE, INC.

(Exact name of Registrant as Specified in Its Charter)

Delaware	814-01175	81-2878769
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

200 Clarendon Street 37th Floor
Boston, Massachusetts	02116
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (617) 516-2000

N/A

(Former Name or Former Address, if Changed Since Last Report)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	BCSF	New York Stock Exchange

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.

On May 21, 2026, Bain Capital Specialty Finance, Inc. (the “Company”) held its 2026 Annual Meeting of Stockholders (the “Annual Meeting”). At the Annual Meeting, stockholders considered the proposals as described in the Company’s proxy statement filed on April 20, 2026. As of the record date, April 10, 2026, there were 64,868,506.64 outstanding shares of common stock entitled to vote at the Annual Meeting. Because stockholders of the Company holding more than one-third of the shares of common stock issued and outstanding and entitled to vote at the Annual Meeting as of the record date were present in person (via webcast) or by proxy, a quorum was present at the Annual Meeting, as required by the Company’s Bylaws. The final voting results on “Proposal 1 – Election of Class I Directors” and “Proposal 2 – Ratification of Selection of Independent Registered Public Accounting Firm” submitted to stockholders at the Annual Meeting are set forth below.

Proposal 1:

By the vote shown below, the stockholders re-elected Amy Butte, Thomas A. Hough and Clare S. Richer as Class I Directors of the Company, all of whom will serve until the 2029 annual meeting of the stockholders or until their respective successor is duly elected and qualified. The re-election of each nominee required a majority of the votes cast by all stockholders present, in person (via webcast) or by proxy, at the Annual Meeting.

Director	For	Against	Abstain	Broker Non-Votes
Amy Butte	23,465,334.89	7,762,677.00	109,458.00	20,221,676.00
Thomas A. Hough	30,725,652.89	483,979.00	127,838.00	20,221,676.00
Clare S. Richer	30,292,583.89	932,067.00	112,819.00	20,221,676.00

Proposal 2:

By the vote shown below, the stockholders approved a proposal to ratify the selection of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2026 (“Proposal 2”). The approval of Proposal 2 required a majority of the votes cast by all stockholders present, in person (via webcast) or by proxy, at the Annual Meeting.

Votes For	Votes Against	Abstain	Broker Non-Votes
51,102,227.89	252,938.00	203,980.00	Not Applicable

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BAIN CAPITAL SPECIALTY FINANCE, INC.

Date: May 22, 2026	By:	/s/ Adriana Rojas Garzón
	Name:	Adriana Rojas Garzón
	Title:	Vice President